Critical Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2020
Disclosure of critical accounting estimates and judgments [Abstract]
Critical Accounting Estimates and Judgments	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.
The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of potentially causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.
(a)    Provision of expected credit loss for trade receivables
The Group applies the IFRS 9 simplified approach to measure expected credit losses, using a lifetime expected loss allowance for all trade and other receivables. The Group determines the allowance based on specific customer information, historical write-off experience, current industry and economic data, which include the impact of the COVID-19 Pandemic, and an assessment of both the current conditions at the reporting date as well as the forecast of future conditions. A provision of expected credit loss for trade receivables is recorded when the Group believes it is probable the recoverable amount of the receivables will be less than their carrying amounts. Account balances are written off against the allowance when the Group considers the receivables to be uncollectible.
During the year ended December 31, 2020, there has been a delay in payments on casino receivables due to the inability of patrons to travel to the Group's properties or to accomplish financial transactions due to the travel restrictions caused by the COVID-19 Pandemic. The collection of casino receivables has also been impacted by liquidity issues faced by certain patrons stemming from the COVID-19 Pandemic. The Group has increased the provision for expected credit losses accordingly to account for the expected credit losses due to the COVID-19 Pandemic. Although the Group believes the provision on the casino receivables is adequate as at December 31, 2020, it is possible the provisions could increase if there are further delays experienced on payments from patrons.
Management believes there are no concentrations of credit risk for which an allowance has not been established. Although management believes the allowance is adequate, it is possible the estimated amount of cash collections with respect to trade receivables could change.
(b)    Useful lives of investment properties and property and equipment
The Group depreciates investment properties and property and equipment on a straight-line basis over their estimated useful lives with no residual value assumed. The estimated useful lives are based on the nature of the assets, as well as current operating strategy and legal considerations, such as contractual life. Future events, such as property expansions, property developments, new competition or new regulations, could result in a change in the manner in which the Group uses certain assets and could have an impact on the estimated useful lives of such assets.
(c)    Impairment of non-financial assets
The Group follows the guidance of International Accounting Standard (“IAS”) 36 Impairment of Assets to determine when assets are impaired, which requires significant judgment. In making this judgment, the Group evaluates, among other factors, the duration and extent to which the recoverable amount of assets is less than their carrying balance, including factors such as the industry performance and changes in operational and financing cash flows. When required, the recoverable amount of the CGU would be determined based on value-in-use calculations. These calculations require the use of estimates, including operating results, income and expenses of the business, long-term growth rates, macro-economic factors, regulatory environments, future returns and discount rate.
Changes in the key assumptions on which the recoverable amount of the assets is based could significantly affect the Group’s financial position and results of operations.
During the year ended December 31, 2020, due to the substantial reduction in the cash flows generated from the Group's operating properties and the ongoing travel restrictions due to the COVID-19 Pandemic, the Group determined a triggering event occurred in 2020 and an impairment assessment was warranted for the CGUs within the Group. Fixed assets in the operating properties of the Group were tested for recoverability as at December 31, 2020, resulting in no impairment as the estimated discounted future cash flows exceeded their carrying values. The Group has made reasonable estimates and judgements in performing the analysis in light of the uncertainties surrounding the COVID-19 Pandemic; however, should the effects of the COVID-19 persist for a prolonged duration and projected operating results further decline in future periods, the Group could be required to recognize an impairment loss.
During the year ended December 31, 2019, the Group’s ferry operations experienced a decline in passenger volume primarily due to the opening of the Hong Kong-Zhuhai-Macau Bridge, which opened in October 2018. The continuing decline in passenger volume resulted in the Group taking two ferries out of service and implementing other cost cutting measures to maintain the overall efficiency of the ferry operations. The Group determined the projected discounted cash flows were not anticipated to recover the ferry assets’ carrying value. An impairment charge of US$65 million was recorded for the excess of the carrying value over the recoverable value of US$51 million, which was determined to be the fair value less cost of disposal of the ferries in the ferry operations. The estimated fair value of the ferries was determined using level 3 inputs based on recent offers received for the two ferries currently not in service.
(d)    Litigation provisions
The Group is subject to various claims and legal actions. The accruals for these claims and legal actions are estimated in accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. Based on consultations with legal counsel, management estimated no significant loss would be incurred beyond the amounts provided. Actual results could differ from these estimates.